                                                                   EXHIBIT 10.15

                   LOAN MODIFICATION AND EXTENSION AGREEMENT


         THIS LOAN MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is effective the 17th day of October, 1996, among MLC GROUP, INC., a Virginia corporation (the "Borrower"), PHILLIP G. NORTON, PATRICIA A. NORTON, individually and as trustee for the Phillip G. Norton, Jr. Trust, the Andrew L. Norton Trust, and the Jeremiah O. Norton Trust, ELIZABETH BOWEN, BRUCE M. BOWEN, WILLIAM J. SLATON, KEVIN NORTON, PATRICK J. NORTON, JR. and FIRST UNION NATIONAL BANK OF VIRGINIA (the "Lender").

                                    RECITALS

         A. The Borrower is obligated to the Lender under a Commercial Promissory Note dated September 28, 1995 from the Borrower in the original principal amount of $5,000,000 (the "Note").

         B. On September 28, 1995, the Borrower and the Lender executed a Business Loan and Security Agreement of the same date (the "Original Loan Agreement"), setting forth the terms and conditions of the $5,000,000 secured line of credit evidenced by the Note. The Original Loan Agreement was amended by the parties pursuant to a First Amended and Restated Business Loan and Security Agreement between the Borrower and the Lender dated October 6, 1995 (the "Restated Loan Agreement"). The Original Loan Agreement, as amended and restated by the Restated Loan Agreement, is hereinafter referred to as the "Loan Agreement".

         C. Pursuant to the Loan Agreement, repayment of the Note is secured by a lien on and security interest in certain personal property of the Borrower (the "Collateral"). The Lender's lien on and security interest in the Collateral is perfected by the financing statements identified on Exhibit A attached to this Agreement (the "Financing Statements").

         D. Repayment of the last $3,000,000.00 due under the Note, plus interest related to the $3,000,000.00, plus all expenses, is guaranteed pursuant to an Unconditional Guaranty (Limited) from Kevin Norton dated September 26, 1995, an Unconditional Guaranty (Limited) .

                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES
            A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR
            AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST
                       YOU WITHOUT ANY FURTHER NOTICE.

from Bruce M. Bowen and Elizabeth Bowen dated September 26, 1995, an Unconditional Guaranty (Limited) from Patrick J. Norton, Jr. dated September 26, 1995, an Unconditional Guaranty (Limited) from William J. Slaton dated September 26, 1995, and an Unconditional Guaranty (Limited) from Phillip G. Norton and Patricia A. Norton dated October 6, 1995 (collectively, the "Guaranties"). Kevin Norton, Bruce M. Bowen, Elizabeth Bowen, Patrick J. Norton, Jr., William J. Slaton, Phillip G. Norton and Patricia A. Norton are hereinafter collectively referred to as the "Guarantors".

         E. Pursuant to a Security Agreement dated September 28, 1995 (the "Security Agreement") by and between the Lender and Patricia A. Norton as trustee for the Phillip G. Norton, Jr. Trust, the Andrew L. Norton Trust, and the Jeremiah O. Norton Trust (collectively, the "Norton Trustee"), the Note is also secured by a lien on and security interest in all of the Norton Trustee's present and future right, title and interest in, to, and under 46,500 shares in Nations Virginia Intermediate Municipal Bond Fund-A represented by Certificate No. NBK 31, 46,500 shares in Nations Virginia Intermediate Municipal Bond Fund-A represented by Certificate No. NBK 32, 46,500 shares in Nations Virginia Intermediate Municipal Bond Fund-A represented by Certificate No. NBK 33 (collectively, the "Securities"), Account Nos. 54-6209096, 54-6209097, and 54-6209098 maintained with Nations Fund Trust and/or Nations Fund, Inc. by the Norton Trustee, together with all proceeds and products of the foregoing (collectively, the "Accounts", and together with the Securities, the "Additional Collateral"). In connection with the Security Agreement, the Norton Trustee also executed three Irrevocable Stock Powers dated September 28, 1995 (collectively, the "Stock Powers")pursuant to which the Norton Trustee sold, assigned and transferred the Securities to the Lender, subject to the Security Agreement.

         F. The Note, the Financing Statements, the Loan Agreement, the Guaranties, the Security Agreement, and the Stock Powers are collectively referred to as the "Loan Documents". The Borrower, the Guarantors and the Norton Trustee are collectively referred to as the "Obligors".

         G. The Note matures on October 31, 1996. As of October 17, 1996, there was due on the Note principal of $322,000.00, interest of $567.83(-), plus attorneys' fees and expenses.

         H. The Borrower has requested that the Lender modify the Note and the Lender is agreeable to doing so subject to the terms and conditions set forth in this Agreement.

         NOW THEREFORE, for valuable consideration, the parties agree, acknowledge, stipulate, covenant, represent, and warrant as follows:

         1. Recitals. The recitals set forth above are a material part of this Agreement. The Obligors acknowledge and affirm the accuracy of the recitals set forth above.

         2. Closing. The date by which all parties execute this Agreement and deliver all documents and instruments required hereunder to be delivered shall constitute the Closing Date.

         3. Delivery of Documents. On or before the Closing Date, the Borrower shall deliver to the Lender, in form and substance satisfactory to the Lender, a written opinion of counsel to Borrower, dated as of the Closing Date and addressed to Bank, relating to such matters in connection with the transactions contemplated hereby as may be required by Bank.

         4. Modification of Note. The Loan Documents are hereby modified as follows:

                 a. Maturity Date. The maturity date of the Note is hereby changed to April 30, 1997 (the "Maturity Date").

                 b. No Other Terms Modified. All other terms and conditions of the Note shall remain the same.

         5. Attorneys' Fees and Costs. At Closing, the Borrower shall pay to the Lender all expenses, including actual and reasonable attorneys' fees and expenses paid or incurred by the Lender relating to the Loan Documents, as of the Closing.

         6. Extension Fee. At Closing, the Borrower shall pay to the Lender an extension fee of $12,500.00 which the Lender shall credit against any extension/modification fee relating to the subsequent modification/extension of the Loan Documents.

         7. Representations and Warranties by Borrower. To induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender as follows:

                 (a) Good Standing. Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of its incorporation, has the power to own its property and to carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                 (b) Authority. Borrower has full power and authority to enter into this Agreement, to execute and deliver all documents and instruments required hereunder, and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary corporate and other action, and no consent or approval of any person, including, without limitation, its stockholders, and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof.

                 (c) Binding Agreements. This Agreement has been duly executed and delivered by Borrower and constitutes and will continue to constitute the valid and legally binding obligation of Borrower, and is, and will continue to be, fully enforceable against Borrower in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors generally.

                 (d) No Conflicting Agreements. The execution, delivery and performance by Borrower of this Agreement and the borrowings hereunder will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, (ii) the corporate charter or bylaws of Borrower, or (iii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which Borrower is a party or by which it or its property is bound.

                 (e) Litigation. There are no judgments, injunctions or similar orders or decrees, claims, actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any property of Borrower, at law or in equity, by or before any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in any material adverse change in the business, operations, prospects, properties or in the condition, financial or otherwise, of Borrower, and Borrower is not, to Borrower's knowledge, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or any federal, State, county, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could have a material adverse effect on Borrower.

                 (f)      Financial Condition.

                          (i)     Borrower is not insolvent (as defined in
Section 101(31) of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital.

                          (ii)    Borrower is not the subject of any
bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

                 (g) Taxes. Borrower has paid or caused to be paid all federal, State, local and foreign taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, State, local and foreign tax returns which are required to be filed by Borrower.

                 (h) Financial Information. All financial statements, schedules, reports and other information supplied to Lender by or on behalf of the Borrower heretofore and hereafter are and will be true and complete.

                 (i) Outstanding Indebtedness, Defaults. Borrower is not in default under any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which Borrower is a party or by which it or its property is bound.

                 (j) Compliance With Laws. Borrower is not in violation of, or under investigation with respect to or threatened to be charged or given notice of a violation of, any applicable law, rule, regulation, order or judgment relating to any of its businesses, properties or operations, including, without limitation, ERISA, any law, rule, regulation or order regarding the collection, payment and deposit of employees' income, unemployment and social security taxes or of sales, use or excise taxes, any environmental laws, any laws pertaining to occupational safety and health or any laws relating to public health.

         8. Representations and Warranties by the Guarantors. To induce the Lender to enter into this Agreement, each of the Guarantors represent and warrant to the Lender as follows:

                 (a) Financial Information. All financial statements, schedules, reports and other information supplied to Lender by them or on their behalf heretofore and hereafter are and will be true and complete.

                 (b) Free Act and Will. They are not entering into this Agreement in reliance upon any statement, representation or warranty of any nature whatsoever made by the Lender, or any other person or entity whatsoever, which is not expressly stated herein, and they have entered into this Agreement entirely of their own free act and will.

         9. Representations and Warranties by the Norton Trustee. To induce the Lender to enter into this Agreement, the Norton Trustee represents and warrants to the Lender as follows:

                 (a) Financial Information. All financial statements, schedules, reports and other information supplied to Lender by her or on her behalf heretofore and hereafter are and will be true and complete.

                 (b) Free Act and Will. She is not entering into this Agreement in reliance upon any statement, representation or warranty of any nature whatsoever made by the Lender, or any other person or entity whatsoever, which is not expressly stated herein, and she has entered into this Agreement entirely of her own free act and will.

         10. Event of Default. If any Obligor shall fail to comply with or perform as and when required any of the terms, conditions or covenants of this Agreement, or if any representation or warranty made in this Agreement, in any of the documents executed in connection with this Agreement, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, shall prove to have been materially false or misleading on the date as of which it was made, the Borrower shall be in default under the Loan Documents, and an Event of Default under the Loan Documents shall have occurred.

         11. Further Assurances and Corrective Instruments. The Obligors will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents, as the Lender may require in its discretion to evidence any obligation of any of the Obligors to the Lender or to protect, perfect and enforce the Lender's interest in any collateral security for such obligations or to facilitate the carrying out of the intentions of the parties to this Agreement.

         12. Release. Each Obligor hereby releases and forever waives and relinquishes all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which he has, may have, or might have or assert now or in the future against the Lender and its directors, officers, employees, attorneys, agents, successors, predecessors and assigns and any affiliates, subsidiaries or related entities of the Lender and their directors, officers, employees, attorneys, agents, successors, predecessors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun before the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms of all or any of the Loan Documents, or which was related or connected in any manner, directly or indirectly, to the obligations evidenced by the Loan Documents, or any part thereof.

         13. Waiver of Jury Trial. Each party to this Agreement agrees that any suit, action or proceeding brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Agreement, any of the documents executed in connection with this Agreement, or any of the Loan Documents or which in any way relates, directly or indirectly, to the Note or any event, transaction or occurrence arising out of or in any way connected with the Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Each Obligor acknowledges and agrees that this provision is a specific and material aspect of this Agreement between the parties.

         14.     Miscellaneous.

                 (a) Confirmation and Ratification of Documents; Consent to this Agreement. The Obligors agree that the Note, the Guaranties, the Security Agreement and the other Loan Documents are in full force and effect and shall remain in full force and effect except as modified and amended in accordance with this Agreement. The Borrower ratifies and confirms its obligations under the Note and the Loan Agreement and the existence and validity of the Lender's lien on and security interest in the Collateral. The Guarantors ratify and confirm their respective obligations under the Guaranties and the Loan Agreement. The Norton Trustee ratifies and confirms her obligations under the Security Agreement and the existence and validity of the Lender's lien on and security interest in the Additional Collateral.

                 (b) Waivers by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy under this Agreement, any documents executed in connection with this Agreement, the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by the Lender as to the Borrower shall waive or release any rights or claims which the Lender may now have or hereafter have against any other person, firm or individual. The Lender reserves all rights except to the extent expressly provided herein.

                 (c) Modifications. No modification or waiver of any provision of this Agreement, any documents executed in connection with this Agreement, or the Loan Documents, and no consent by the Lender to any departure by the Borrower therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to, or demand upon the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

                 (d) No Release or Discharge. Nothing set forth in this Agreement is intended to or shall act to nullify, discharge or release any of the obligations of the Borrower, nor shall this Agreement or any document executed in connection herewith be deemed or considered to operate as a novation of any of the Loan Documents or any of the obligations thereunder. Except to the extent of any express conflict with this Agreement or any of the documents executed in connection with this Agreement, each and all of the terms and conditions of the Loan Documents shall remain in full force and effect. Nothing in this Agreement or the documents executed in connection with this Agreement shall be construed to release or discharge the parties from any of their obligations to the Lender arising out of the Loan Documents.

                 (e) No Intent to Supersede. Nothing contained in this Agreement or the documents executed in connection with this Agreement is intended to supersede the terms and conditions of the Loan Documents, except to the extent that the terms and conditions of this Agreement or the documents executed in connection with this Agreement are inconsistent with the terms and conditions of the Loan Documents.

                 (f) Applicable Law. The performance, construction and enforcement of this Agreement and each of the documents executed in connection with this Agreement shall be governed by the laws of the Commonwealth of Virginia (exclusive of principles of conflicts of laws).

                 (g) Survival; Successors and Assigns. All covenants, agreements, representations and warranties made herein, in the documents executed in connection with this Agreement and in the Loan Documents shall continue in full force and effect except as specifically amended by this Agreement. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of any Obligor which are contained in this Agreement, or any of the documents executed in connection with this Agreement and the Loan Documents, shall inure to the benefit of the Lender and its successors and assigns. None of the Obligors may assign this Agreement or any of its, his or her rights hereunder.

                 (h) Severability. If any term, provision or condition, or any part thereof, of this Agreement, any of the documents executed in connection with this Agreement or of the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or enforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement, any documents executed in connection with this Agreement and any Loan Document shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

                 (i) Merger and Integration. This Agreement, the documents executed in connection with this Agreement, the Loan Documents, and any documents or instruments to be delivered in accordance with this Agreement contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby and thereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

                 (j) Headings. The headings and subheadings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

                 (k) Gender, Singular. All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                 (l) Time of Essence. Time is of the essence of this Agreement.

         15. Notices. Any notices required or permitted by this Agreement shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, or by telecopy or telegraph as follows, unless such address is changed by written notice hereunder:

         If to the Borrower,               MLC Group, Inc.
         any Guarantor, or                 11150 Sunset Hills Road
         the Norton Trustee                Reston, Virginia  22090
                                           Attention:  Kley Parkhurst
               with a copy to:             Michael Geltner, Esquire
                                           Geltner & Associates
                                           No. 10 E Street, S.E.
                                           Washington, D.C.  20003

               If to the Bank:             David N. Ryder
                                           Vice President
                                           First Union National Bank of Virginia
                                           1970 Chain Bridge Road, 7th Floor
                                           McLean, Virginia  22102

               with a copy to:             David S. Musgrave, Esquire
                                           Piper & Marbury L.L.P.
                                           36 South Charles Street
                                           Baltimore, Maryland 21201

         16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed, this Loan Modification and Extension Agreement under seal effective as of the date first written above.

WITNESS/ATTEST:                                  MLC GROUP, INC.
                                                 By: /s/ PHILLIP G. NORTON            (SEAL)
--------------------------------------------        ---------------------------------
                                                 Phillip G. Norton
                                                 Chairman, President & CEO

WITNESS/ATTEST:                                    GUARANTORS:



                                                   /s/ PHILLIP G. NORTON             (SEAL)
-------------------------------                    ----------------------------------
                                                   Phillip G. Norton



                                                                                     (SEAL)
-------------------------------                    ----------------------------------
                                                   Patricia A. Norton, individually

                      (signatures continued on next page)

                                                                                     (SEAL)
-------------------------------                    ----------------------------------
                                                   Elizabeth Bowen



/s/ KLEYTON L. PARKHURST                           /s/ BRUCE M. BOWEN                (SEAL)
-------------------------------                    ----------------------------------
                                                   Bruce M. Bowen, individually



                                                                                     (SEAL)
-------------------------------                    ----------------------------------
                                                   William J. Slaton



                                                   /s/ KEVIN NORTON                  (SEAL)
-------------------------------                    ----------------------------------
                                                   Kevin Norton



/s/ KAREN C. NORTON                                /s/ PATRICK J. NORTON             (SEAL)
-------------------------------                    ----------------------------------
                                                   Patrick J. Norton, Jr.

                                                   LENDER:

                                                   FIRST UNION NATIONAL BANK OF
                                                   VIRGINIA, a national banking association



                                                   By:  /s/ DAVID N. RYDER            (SEAL)
-------------------------------                       --------------------------------
                                                        David N. Ryder
                                                        Vice President

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Bruce M. Bowen, as president of MLC Group, Inc., and that he executed the foregoing instrument as president of such corporation for the purposes therein contained.

       IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Phillip G. Norton, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Patricia A. Norton, and that she executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Elizabeth Bowen, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Bruce M. Bowen, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared William J. Slaton, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Kevin Norton, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Patrick J. Norton, Jr. and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared Patricia A. Norton, as trustee for the Phillip G. Norton, Jr. Trust, the Andrew L. Norton Trust, and the Jeremiah O. Norton Trust, and that she executed the foregoing instrument as trustee for such trusts for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

My Commission expires:

COMMONWEALTH OF VIRGINIA)
                        ) ss:
COUNTY OF FAIRFAX       )

            I HEREBY CERTIFY that on this _____ day of October, 1996, before me, the subscriber, a Notary Public in and for the aforesaid State and County, personally appeared David N. Ryder, a Vice President of First Union National Bank of Virginia, and that he executed the foregoing instrument for the purposes therein contained.

            IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

[Notarial Seal]
                                 ----------------------------------------
                                 Notary Public

   My Commission expires:







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